                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 19, 2001



                                BSB BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



    Delaware                        0-17177                       16-1327860
    --------                        -------                       ----------
(State or other jurisdiction     (Commission                    (IRS Employer
   of incorporation)              File Number)               Identification No.)



                58-68 Exchange Street, Binghamton, New York 13901
                -------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (607) 779-2525
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

     On July 19, 2001, BSB Bancorp, Inc. ("BSB Bancorp") issued a press release describing its results of operations for the second quarter of 2001. That press release is filed as Exhibit 99.1 to this report. On July 20, 2001, BSB Bancorp held an analyst conference call during which BSB Bancorp discussed its second quarter results. The text of management's presentation for that call is filed as
Exhibit 99.2 to this report.

Item 7. Financial Statements and Exhibits.



(a)  Not applicable.



(b)  Not applicable.



(c)  Exhibits.



         Exhibit
         No.               Description
         ---               -----------
         99.1              Press release, dated July 19, 2001


         99.2 Text of management's presentation during analyst conference call held July 20, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BSB BANCORP, INC.
                                    (Registrant)



                             /s/ Larry G. Denniston
                            ----------------------------------------------------
                            Larry G. Denniston
                            Senior Vice President and Corporate Secretary





Date: July 24, 2001
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                                 EXHIBIT INDEX



         Exhibit
         No.               Description
         ---               -----------

         99.1              Press release, dated July 19, 2001.

         99.2 Text of management's presentation during analyst conference call held July 20, 2001